UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-5853

HERITAGE INCOME TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:
CLIFFORD J. ALEXANDER, ESQ.
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, D.C. 20036

Date of fiscal year end: September 30

Date of reporting period: September 30, 2003

Item 1. Reports to Shareholders

HERITAGE
INCOME
TRUST

The Intelligent Creation of Wealth

INTERMEDIATE GOVERNMENT FUND
HIGH YIELD BOND FUND

ANNUAL REPORT
and Investment Performance
Review for the Fiscal Year Ended
September 30, 2003

November 10, 2003

Dear Valued Shareholders:

I am pleased to provide you with the annual report for the Intermediate Government Fund and the High Yield Bond Fund (the “Funds”), each a portfolio of the Heritage Income Trust, for the fiscal year ended September 30, 2003.

The Intermediate Government portfolio had positive returns for the fiscal year, which saw a highly volatile market for interest rates and stagnant-to-modest economic growth. These factors, coupled with historically low interest rates, prompted Portfolio Manager Peter Wallace to adopt a conservative stance in an attempt to mitigate the risks posed by the tumultuous fixed income markets. While this approach caused the fund to lag its benchmark, it did allow the fund to generate modest positive returns. More detailed information can be found in the following letter from Peter Wallace.

A high-yield bond market rally during the period covered in this report helped propel the High Yield Bond Fund to double-digit positive returns. As the economy began to improve and interest rates fell, bond default rates declined, increasing the demand for high-yield bonds. While this benefited the fund, its lack of exposure to the technology sector caused the fund to underperform its benchmark index for the fiscal year. Portfolio Manager Peter Wibly reviews the fund’s investment strategy over the last year in his letter to shareholders.

On another note, you have most likely seen in the news that the mutual fund industry has recently become subject to numerous regulatory inquiries concerning late trading, market timing, and other matters. In some instances, portfolio managers have acted in an egregious manner placing their own financial interests above those of investors in their funds. Such breaches of fiduciary duty, even if limited to a small number of individuals, can destroy investor confidence and jeopardize the Industry’s record of good behavior established over the past 60 years.

We would like investors in the Heritage Funds to know that no officer or director of the funds or its investment adviser has ever engaged in market timing activities in shares of the funds. Furthermore, Heritage has never entered into any agreement with any party allowing such party to engage in market timing transactions. While it is impossible to identify all market-timing transactions, Heritage actively attempts to identify and eliminate market timing behavior that is detrimental to the Funds and their shareholders. For more information on this issue, we invite you to visit our website at www.HeritageFunds.com.

On behalf of Heritage, I thank you for your investment in Heritage Income Trust. For more complete information, including investment objective, fees, risks, and expenses, please contact your financial advisor for a prospectus or call Heritage Family of Funds at (800) 421-4184.

Sincerely,

Richard K. Riess
President

October 30, 2003

Dear Fellow Shareholders:

The fiscal year ended September 30, 2003 for the Heritage Income Trust — Intermediate Government Fund (the “Fund”) saw interest rates move in a highly volatile fashion. Yields on the ten-year Treasury, the benchmark of the bond market, plummeted to the lowest yield in over 65 years only to rebound sharply and then to decline yet again by the end of the Fund’s fiscal year. For the one year period ended September 30, 2003, your Fund produced a total return(a) on Class A shares of +2.72% (Class B shares +2.27%; and Class C shares +2.27%). By comparison, the Lehman Intermediate Government Index(b) returned +3.49% and the Lipper Intermediate U.S. Government Fund Category(b) average returned +2.71%, over the same period.

For the third calendar quarter in 2003, the Fund’s Class A shares returned +0.10% compared to returns of -0.13% for the Lehman Brothers Intermediate Government Index and -0.54% for the Lipper Intermediate U.S. Government Fund Category average.

Over the last fiscal year, economic growth was disappointing, ranging from nearly stagnant to modest. Measured by real Gross Domestic Product, economic growth during the first six months averaged only a +1.4% annual rate. Facing a number of factors indicating economic stress; such as slow growth; excess capacity; rising oil prices; and geopolitical concerns surrounding the conflict with Iraq, the Federal Reserve chose to ease monetary policy. On November 6, 2002, the Federal Reserve’s Federal Open Market Committee (the “FOMC”) moved to lower the all important federal funds rate by 0.50% to 1.25%. The FOMC noted that the additional stimulus “should prove helpful as the economy works its way through this current soft spot.” As a result of the easing money market rates fell quickly but intermediate and longer government yields actually rose.

The increase in rates for intermediate and long term government debt was rather short lived. In April 2003 a very weak manufacturing sector increased concerns of a very slow recovery and the Fed’s concern with disinflation (declining rate of inflation) and possible deflation (falling prices) quickly reversed the upward trend in interest rates. Comments by Federal Reserve officials hinted at the Fed’s intentions to lower rates again if the risk of significant disinflation rose. Treasury prices rose sharply and yields fell. The decline in market rates raised the expectation for a continued decline in mortgage rates and an increase in mortgage prepayment rates forced mortgage investors to recapture lost duration by buying non-mortgage assets (mostly U.S. Treasuries due to their liquidity). Like a snow ball rolling down hill, the additional demand for U.S. Treasuries pulled rates lower and further increased the prepayment expectations on mortgages and mortgage securities. On June 13, 2003 ten year Treasury rates declined to a low of approximately 3.12%, which based on Federal Reserve data was the lowest ten year rate since June of 1958. Shortly thereafter, on June 25, 2003, the FOMC moved to lower the federal funds rate by 0.25% to 1.00%. Money market rates plunged to reflect the lower federal funds rate, but as they did following the November ease, longer interest rates began to rise. This was a result of the collective belief of market participants that the easing cycle had likely ended. This was the result of the assumptions that eventually the significant amounts of both monetary policy and fiscal stimulus in the form of tax refunds and rate cuts would finally sustain the recovery. In terms of monetary policy, since January 3, 2001 the Fed had lowered the federal funds rate by 550 basis points in 13 separate rate cuts.

(a)	Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge. Past performance does not guarantee future results. Performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For more complete information, including investment objective, fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus.

(b)	The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to ten years. Lipper Intermediate U.S. Government Fund Category annual returns are calculated among funds in this Lipper category with reinvestment of dividends and capital gains (excluding sales charges). Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

As might be expected, the upward movement in Treasury yields caused a decline in estimates for mortgage prepayment speeds and consequently a need to shed additional duration. This resulted in sales of Treasuries and other issues bought in the earlier rally. The snow ball analogy held as well on the upswing as yields on the ten year Treasury reached 4.60% by September 2, 2003, (148 basis points higher than the low realized only 81 days earlier). Markets often overreact at extremes. So, at the end of the fiscal year, the ten-year Treasury yield stood at 3.97%, which is 63 basis points lower in 28 days. Economic growth the final two quarters of the fiscal year, measured by real GDP was reported as +3.3 and +7.2, respectively averaging a +5.3 increase for the last half and a tad higher than +3.3% for the full fiscal year. Inflation, the usual nemesis of bond holders, remained well contained as the Consumer Price Index, excluding food and energy, rose by only 1.2% over the fiscal year.

The extreme volatility of government markets, the length of economic stagnation, the amount of fiscal and monetary stimulus in place, and the historically low level of interest rates dictated a fairly cautious approach to managing the Fund during the past fiscal year. We focused our investments primary in the U.S. Treasury markets, specifically focusing on maturities of ten years of less. We continued to maintain a very low exposure to mortgage backed securities, using only a small amount of seasoned issues to add additional income. Due to extremely high prepayment rates and significant premiums in prices, we were hesitant to add additional positions. Also, mortgage securities with lower premium prices carried historically low coupons that offered significant risk of extension in terms of both duration and average life. Although we avoided the additional risks of premium priced mortgage securities, this decision had little effect on the Fund’s returns, as the Lehman Brothers MBS Fixed Rate Index produced a total return similar to that of the Lehman Brothers Intermediate Government Index for the twelve months ended September 30, 2003.

Our duration decisions (duration being an approximate measure of how sensitive portfolio value is to a given change in yield) during the year were predominantly defensive, in order to reduce the large return swings resulting from market volatility and the gradual nature of economic recovery. This benefited the Fund during the last quarter, but was a neutral factor over the year as a whole. We have always believed that the economic fundamentals, the perception of those fundamentals by the markets, the Federal Reserve’s actions, and the supply & demand for credit are the key determinants of trends in interest rates, and thus we have structured the Fund accordingly.

Looking forward to the next fiscal period, it is our current opinion that the U.S. economy will continue its recovery, but only at a modest rate. Inflation should remain quite tame as the small risk of deflation/disinflation continues and as business continues to lack pricing power resulting from the significant amounts of excess capacity, competition, and productivity gains. We are of the opinion that the Federal Reserve will remain on hold for some time, which will likely keep interest rates confined to a narrow but highly volatile range. For the time being, we believe that portfolio duration similar to our market index is warranted and appropriate given our outlook.

Our forecast, like any other, has its risks. The risks are that this fundamental outlook might be incorrect, that the economic recovery could unfold contrary to our believe, and that inflation could be faster or slower than what we foresee, all of which cause interest rates to be higher or lower. Other exogenous risks, which cannot be accurately forecasted, include the risk of terrorist attacks and other such events. Fortunately, the management of the Fund is dynamic rather that static and strives to adjust the portfolio quickly to changing fundamentals.

Thank you for your continued confidence in the Heritage Income Trust — Intermediate Government Fund.

Sincerely,

H. Peter Wallace, CFA
Senior Vice President
Heritage Asset Management, Inc.
Portfolio Manager, Intermediate Government Fund

Growth of a $10,000 investment since October 1, 1993

of Heritage Income Trust—Intermediate Government Fund
Class A shares

	Heritage Income Trust	Lehman Brothers
	— Intermediate	Intermediate
	Government Fund	Government Index
	$16,628	$18,520

Oct-93	$9,625	$10,000
	$9,669	$10,015
	$9,665	$9,830
	$9,609	$9,775
Sep-94	$9,659	$9,850
	$9,657	$9,840
	$9,947	$10,249
	$10,342	$10,728
Sep-95	$10,477	$10,894
	$10,760	$11,258
	$10,659	$11,182
	$10,680	$11,257
Sep-96	$10,817	$11,450
	$11,048	$11,715
	$10,981	$11,712
	$11,314	$12,039
Sep-97	$11,604	$12,347
	$11,872	$12,620
	$12,015	$12,811
	$12,213	$13,048
Sep-98	$12,902	$13,657
	$12,845	$13,691
	$12,732	$13,654
	$12,629	$13,627
Sep-99	$12,747	$13,765
	$12,771	$13,758
	$12,958	$13,983
	$13,183	$14,238
Sep-00	$13,503	$14,619
	$14,019	$15,200
	$14,407	$15,656
	$14,394	$15,722
Sep-01	$15,091	$16,503
	$15,001	$16,480
	$14,975	$16,437
	$15,450	$17,071
Sep-02	$16,188	$17,894
	$16,293	$18,068
	$16,413	$18,236
	$16,611	$18,544
Sep-03	$16,628	$18,520

Growth of a $10,000 investment

since inception of Heritage Income Trust—Intermediate Government Fund
Class B shares on February 2, 1998

	Heritage Income Trust	Lehman Brothers
	— Intermediate	Intermediate
	Government Fund	Government Index
	$13,479	$14,501

Feb-98	$10,000	$10,000
Mar-98	$9,999	$10,031
	$10,157	$10,217
Sep-98	$10,716	$10,694
	$10,670	$10,720
Mar-99	$10,548	$10,691
	$10,466	$10,670
Sep-99	$10,557	$10,778
	$10,566	$10,772
Mar-00	$10,716	$10,949
	$10,892	$11,148
Sep-00	$11,134	$11,447
	$11,561	$11,902
Mar-01	$11,864	$12,259
	$11,844	$12,310
Sep-01	$12,411	$12,922
	$12,236	$12,904
Mar-02	$12,298	$12,870
	$12,666	$13,367
Sep-02	$13,277	$14,011
	$13,311	$14,147
Mar-03	$13,378	$14,279
	$13,516	$14,520
Sep-03	$13,479	$14,501

*	Average annual returns for the Intermediate Government Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a $10,000 investment

since inception of Heritage Income Trust—Intermediate Government Fund
Class C shares on April 3, 1995

		Lehman Brothers
	Heritage Income Trust —	Intermediate
	Intermediate Government	Government Index
	Fund $16,276	$18,069

Apr-95	$10,000	$10,000

	$10,363	$10,467

Sep-95	$10,490	$10,629

	$10,767	$10,984

Mar-96	$10,652	$10,910

	$10,678	$10,983

Sep-96	$10,809	$11,172

	$11,030	$11,430

Mar-97	$10,959	$11,427

	$11,273	$11,746

Sep-97	$11,567	$12,047

	$11,826	$12,313

Mar-98	$11,951	$12,499

	$12,153	$12,730

Sep-98	$12,822	$13,325

	$12,766	$13,358

Mar-99	$12,635	$13,322

	$12,523	$13,295

Sep-99	$12,645	$13,430

	$12,657	$13,423

Mar-00	$12,835	$13,643

	$13,047	$13,891

Sep-00	$13,351	$14,264

	$13,848	$14,830

Mar-01	$14,210	$15,275

	$14,201	$15,339

Sep-01	$14,863	$16,101

	$14,778	$16,079

Mar-02	$14,744	$16,037

	$15,184	$16,656

Sep-02	$15,915	$17,459

	$15,985	$17,628

Mar-03	$16,094	$17,792

	$16,291	$18,093

Sep-03	$16,276	$18,069

*	Average annual returns for the Intermediate Government Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

October 30, 2003

Dear Valued Shareholders:

The Heritage Income Trust — High Yield Bond Fund Class A shares returned 23.70%(a) for the fiscal year ended September 30, 2003. By comparison, the Citigroup High-Yield Market Index(b) (“High-Yield Index”) returned 33.27% and the Lipper High Current Yield Funds Category average(b) returned 24.96% during the same period.

The high-yield market rallied during the fiscal year from oversold levels last summer, with the High-Yield Index recording eight consecutive monthly increases from November through June. The rally began as default rates started to decline, the economy appeared to show signs of improvement, and additional reports of fraudulent corporate accounting activity diminished. The Fed’s reduction of a key short-term interest rate target to 1.25% in November further contributed to an improving environment for high-yield securities.

Despite weak equity markets, a struggling economy, the conflict with Iraq and heightened concerns about North Korea’s nuclear program, the high-yield market continued to gain momentum throughout the first quarter of 2003. The market received a significant boost from the end of major hostilities in Iraq and generally favorable first-quarter earnings, which also contributed to a recovering equity market. These events, coupled with expectations during May that the Fed might cut its short-term interest rate targets again, all helped buoy high-yield securities through the middle of June.

In June the Fed cut its target for the federal funds rate(c) to a four-decade low of 1%. Bond prices proceeded to fall causing their yields (which move opposite to prices) to rise following a statement from the Fed suggesting that the economy may be stronger than expected, among other factors, which led many investors to believe that rates might have bottomed. The high-yield market lost ground from the end of June into the middle of August as the yield on 10-year U.S. Treasuries soared from the low 3% range in mid-June to almost 4.5% by the middle of August. These rising yields, the subsequent outflows of cash from high-yield bond funds, and the over-abundant quantity of high-yield bond new issues caused the high-yield market to move lower. However, the market reversed course and rallied through the end of the fiscal year, sparking the return of inflows into high-yield bond funds as the yield on 10-year U.S. Treasuries closed September below 4%.

Rallying from distressed levels last year, bonds in the CCC credit range and in the communications towers, technology, telecommunications, and utilities sectors finished the fiscal year among the top performers in the High-Yield Index. The strong demand for high-yield bonds throughout the fiscal year created a favorable environment that helped enable many issuers of lower-quality credit securities to more easily refinance significant amounts of near-term debt, which improved the companies’ liquidity and reduced their short-term risk of bankruptcy. For the year, the Fund was adversely affected by its underweighting in securities rated CCC and the telecommunications and utilities sectors and through its overweighting in the consumer products, gaming, healthcare, retail, and textile sectors. The Fund benefited from its overweighting in the communications towers

(a)	Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge. Past performance does not guarantee future results. Performance returns may be higher or lower than the performance quoted. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For more complete information, including investment objective, fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus.

(b)	The High-Yield Index is a broad-based unmanaged index of below investment-grade corporate bonds issued in the United States. This index excludes defaulted debt securities. Lipper is a major independent mutual-fund tracking organization. Lipper High Current Yield Funds Category average annual returns are calculated among funds in this Lipper category with reinvestment of dividends and capital gains (excluding sales charges). Please note that an investor cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(c)	The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

sector and its underweighting in the automotive and home-builders sectors. Additionally, the Fund benefited from underweighting securities rated BB and from the out performance of securities it held rated BBB.

During the fiscal year, the Fund increased its emphasis on lower-quality credits in position to potentially profit from the favorable new-issues market. As a result, the Fund gained from increasing its allocation to securities rated CCC and the communications towers, telecommunications, and utilities sectors and decreasing its positions in securities rated BBB and the consumer products, gaming, healthcare, and retail sectors. However, the Fund’s performance was hindered as a result of its having lowered its exposure to the technology sector.

We would like to remind you that investments in high-yield securities and securities of foreign companies, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility due to interest rate increases during periods of economic uncertainty, downgrades of credit ratings of the issuer, and the possibility of default due to the untimely payment of interest and principal. Foreign investments involve additional risks, including economic, political and social factors and currency fluctuations. Conversely, we also feel that a balanced portfolio should contain some bond exposure, including high yield investments. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Best Regards,

Peter J. Wilby
Managing Director
Salomon Brothers Asset Management Inc.
Portfolio Manager, High Yield Bond Fund

The information provided in this letter is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Growth of a $10,000 investment since the approval of

Salomon as Subadviser of Heritage Income Trust—High Yield Bond Fund
on February 1, 1996

	Heritage Income Trust —	Salomon Smith Barney
	High Yield Bond Fund	High Yield Market Index
	Class A Shares $14,373	$15,808

Feb-96	$9,625	$10,000
Mar-96	$9,715	$10,062
	$9,941	$10,193
Sep-96	$10,425	$10,609
	$10,790	$11,022
Mar-97	$10,905	$11,178
	$11,422	$11,679
Sep-97	$11,885	$12,186
	$12,049	$12,476
Mar-98	$12,393	$12,983
	$12,520	$13,118
Sep-98	$11,823	$12,489
	$12,125	$12,926
Mar-99	$12,328	$13,119
	$12,200	$13,154
Sep-99	$11,901	$12,927
	$11,898	$13,150
Mar-00	$11,410	$12,806
	$11,379	$12,963
Sep-00	$11,548	$13,060
	$11,071	$12,403
Mar-01	$11,742	$13,153
	$11,867	$12,806
Sep-01	$11,427	$12,273
	$11,688	$13,078
Mar-02	$12,087	$13,337
	$11,641	$12,209
Sep-02	$11,620	$11,862
	$12,429	$12,879
Mar-03	$13,051	$13,993
	$14,006	$15,425
Sep-03	$14,373	$15,808

The above graph represents performance from February 1, 1996 through September 30, 2003. On February 1st Salomon Brothers Asset Management Inc. assumed portfolio management responsibilities to the Fund. At that time the investment objective was changed to high current income and the investment policies were modified to allow the Fund to primarily invest in lower and medium-rated high yield fixed income securities. Prior to February 1, 1996, the Fund invested a minimum of 50% of the Fund’s assets in U.S. Government securities.

Growth of a $10,000 investment since October 1, 1993

of Heritage Income Trust—High Yield Bond Fund
Class A shares

	Heritage Income Trust —	Salomon Smith Barney
	High Yield Bond Fund	High Yield Market Index
	$16,188	$19,554

Oct-93	$9,625	$10,000
	$9,827	$10,363
	$9,645	$10,146
	$9,430	$10,100
Sep-94	$9,472	$10,231
	$9,437	$10,234
	$9,864	$10,839
	$10,376	$11,504
Sep-95	$10,536	$11,850
	$10,807	$12,251
	$10,941	$12,446
	$11,196	$12,608
Sep-96	$11,741	$13,122
	$12,152	$13,633
	$12,281	$13,826
	$12,864	$14,446
Sep-97	$13,385	$15,073
	$13,569	$15,431
	$13,957	$16,059
	$14,101	$16,225
Sep-98	$13,316	$15,447
	$13,655	$15,988
	$13,885	$16,227
	$13,740	$16,270
Sep-99	$13,404	$15,989
	$13,400	$16,265
	$12,851	$15,840
	$12,816	$16,033
Sep-00	$13,005	$16,154
	$12,469	$15,342
	$13,224	$16,270
	$13,365	$15,840
Sep-01	$12,870	$15,181
	$13,163	$16,177
	$13,612	$16,498
	$13,110	$15,102
Sep-02	$13,086	$14,673
	$13,998	$15,931
	$14,699	$17,309
	$15,774	$19,081
Sep-03	$16,188	$19,554

* See footnotes on next page.

Growth of a $10,000 investment since

inception of Heritage Income Trust—High Yield Bond Fund
Class B shares on February 2, 1998

	Heritage Income Trust —	Salomon Smith Barney
	High Yield Bond Fund	High Yield Market Index
	$11,303	$12,391

Feb-98	$10,000	$10,000
Mar-98	$10,134	$10,176
	$10,226	$10,282
Sep-98	$9,642	$9,789
	$9,872	$10,131
Mar-99	$10,030	$10,283
	$9,902	$10,310
Sep-99	$9,655	$10,132
	$9,635	$10,307
Mar-00	$9,230	$10,038
	$9,193	$10,160
Sep-00	$9,317	$10,236
	$8,915	$9,722
Mar-01	$9,438	$10,310
	$9,526	$10,037
Sep-01	$9,173	$9,620
	$9,366	$10,251
Mar-02	$9,666	$10,454
	$9,294	$9,570
Sep-02	$9,278	$9,298
	$9,875	$10,095
Mar-03	$10,342	$10,968
	$11,053	$12,091
Sep-03	$11,303	$12,391

Growth of a $10,000 investment since

inception of Heritage Income Trust—High Yield Bond Fund
Class C shares on April 3, 1995

	Heritage Income Trust —	Salomon Smith Barney
	High Yield Bond Fund	High Yield Market Index
	$	$

Apr-95	$10,000	$10,000
	$10,464	$10,614
Sep-95	$10,618	$10,933
	$10,889	$11,303
Mar-96	$11,008	$11,483
	$11,241	$11,632
Sep-96	$11,778	$12,106
	$12,187	$12,578
Mar-97	$12,296	$12,756
	$12,865	$13,328
Sep-97	$13,372	$13,907
	$13,534	$14,237
Mar-98	$13,911	$14,816
	$14,037	$14,970
Sep-98	$13,236	$14,252
	$13,552	$14,751
Mar-99	$13,769	$14,971
	$13,593	$15,011
Sep-99	$13,254	$14,752
	$13,227	$15,006
Mar-00	$12,671	$14,615
	$12,619	$14,793
Sep-00	$12,790	$14,904
	$12,254	$14,154
Mar-01	$12,972	$15,011
	$13,094	$14,614
Sep-01	$12,591	$14,006
	$12,875	$14,925
Mar-02	$13,268	$15,220
	$12,776	$13,933
Sep-02	$12,736	$13,537
	$13,584	$14,697
Mar-03	$14,258	$15,968
	$15,270	$17,603
Sep-03	$15,652	$18,040

*	Average annual returns for High Yield Bond Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Income Trust
Intermediate Government Fund
Investment Portfolio
September 30, 2003

Principal		Maturity
Amount		Date	Value

U.S. Government and U.S. Government-Sponsored Enterprises—98.7%(a)
U.S. Treasuries—77.6%
$1,000,000	U.S. Treasury Notes, 1.625%	01/31/05	$1,006,328
2,000,000	U.S. Treasury Notes, 1.5%	02/28/05	2,009,218
4,000,000	U.S. Treasury Notes, 1.25%	05/31/05	3,997,656
1,000,000	U.S. Treasury Notes, 2.0%	08/31/05	1,010,781
5,000,000	U.S. Treasury Notes, 4.625%	05/15/06	5,366,210
5,500,000	U.S. Treasury Notes, 2.0%	05/15/06	5,538,027
2,000,000	U.S. Treasury Notes, 2.375%	08/15/06	2,027,734
5,000,000	U.S. Treasury Notes, 3.25%	08/15/07	5,162,695
5,000,000	U.S. Treasury Notes, 2.625%	05/15/08	4,986,915
6,200,000	U.S. Treasury Notes, 3.125%	09/15/08	6,286,217
4,000,000	U.S. Treasury Notes, 4.0%	11/15/12	4,047,500

	Total U.S. Treasuries (cost $41,215,149)		41,439,281

U.S. Government-Sponsored Enterprises—21.1%
Federal Home Loan Bank—3.8%
2,000,000	Federal Home Loan Bank, 2.25%	05/15/06	2,011,096

Federal Home Loan Mortgage Association—10.8%
2,000,000	Freddie Mac, 2.375%	04/15/06	2,018,450
2,500,000	Freddie Mac, 3.5%	09/15/07	2,571,480
750,000	Freddie Mac, 5.125%	08/13/13	756,094
382,381	POOL #C47218, 30 year Pass-Through, 7.5%	02/01/31	409,013

			5,755,037

Federal National Mortgage Association—3.3%
1,000,000	Fannie Mae, 3.25%	01/15/08	1,014,175
736,195	POOL #625185, 30 year Pass-Through, 6.5%	02/01/32	767,439

			1,781,614

Government National Mortgage Association—3.2%
847,777	POOL #450456, 30 year Pass-Through, 7.0%	01/15/28	901,470
782,573	POOL #572852, 30 year Pass-Through, 6.5%	01/15/32	822,118

			1,723,588

	Total U.S. Government-Sponsored Enterprises (cost $11,092,617)		11,271,335

	Total U.S. Government and U.S. Government-Sponsored Enterprises (cost $52,307,766)		52,710,616

Repurchase Agreement—2.9%(a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2003 @ 0.87% to be repurchased at $1,569,038 on October 1, 2003, collateralized by $1,150,000 United States Treasury Bonds, 8.0% due August 15, 2019, (market value $1,597,422 including interest) (cost $1,569,000)			1,569,000

Total Investment Portfolio (cost $53,876,766)(b), 101.6%(a)			54,279,616
Other Assets and Liabilities, net, (1.6)%(a)			(878,384)

Net Assets, 100.0%			$53,401,232

(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $53,886,906. Market value includes net unrealized appreciation of $392,710 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $443,830 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $51,120.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003

Principal
Amount		Value

Domestic Corporate Bonds—84.8%(a)
Advertising—1.3%
$275,000	RH Donnelley Finance Corporation, 10.875%, 12/15/12	$324,500
500,000	Sitel Corporation, 9.25%, 03/15/06	475,000
425,000	Vertis Inc., 9.75%, 04/01/09	447,312

		1,246,812

Aerospace/ Defense—1.0%
275,000	Alliant Techsystems Inc., 8.5%, 05/15/11	299,750
250,000	L-3 Communications Corporation, 7.625%, 06/15/12	270,625
400,000	Sequa Corporation, 9.0%, 08/01/09	438,000

		1,008,375

Agriculture—0.7%
375,000	Hines Horticulture, Inc., Series “B”, 12.75%, 10/15/05	397,500
250,000	North Atlantic Trading Company, Series “B”, 11.0%, 06/15/04	237,500

		635,000

Apparel—1.6%
540,000	Levi Strauss & Company, 11.625%, 01/15/08	442,800
160,000	Levi Strauss & Company, 12.25%, 12/15/12	128,000
75,000	Levi Strauss & Company, 7.0%, 11/01/06	58,500
300,000	Oxford Industries Inc., 8.875%, 06/01/11	319,500
50,000	Phillips-Van Heusen, 8.125%, 05/01/13	52,375
300,000	Tommy Hilfiger USA, 6.85%, 06/01/08	298,500
250,000	Tropical Sportswear International Corporation, Series “A”, 11.0%, 06/15/08	241,250

		1,540,925

Auto Manufacturers—0.8%
150,000	Ford Motor Company, 7.45%, 07/16/31	138,335
575,000	General Motors Corporation, 7.125%, 07/15/13	603,159

		741,494

Auto Parts & Equipment—1.9%
475,000	CSK Auto Inc., 12.0%, 06/15/06	530,812
200,000	Dana Corporation, 7.0%, 03/01/29	180,000
500,000	Eagle-Picher Inc., 9.75%, 09/01/13	525,000
150,000	LDM Technologies, Series “B”, 10.75%, 01/15/07	150,000
50,000	Rexnord Corporation, 10.125%, 12/15/12	55,500
350,000	TRW Automotive Inc., 9.375%, 02/15/13	393,750

		1,835,062

Beverages—0.7%
250,000	Constellation Brands Inc., 8.5%, 03/01/09	263,750
350,000	Constellation Brands Inc., Series “B”, 8.125%, 01/15/12	378,000

		641,750

Broadcasting Services/ Programs—0.3%
400,000	Nexstar Finance Holdings LLC, 0.0% to 04/01/08, 11.375% to maturity(c) 04/01/13	280,000

Building Materials—0.8%
125,000	Brand Services Inc., 12.0%, 10/15/12	138,125
150,000	Nortek Holdings Inc., Series “B”, 8.875%, 08/01/08	155,250
425,000	Nortek, Inc., 9.125%, 09/01/07	437,750

		731,125

Chemicals—4.6%
250,000	Airgas Inc., Series “MTN”, 7.75%, 09/15/06	261,250
500,000	Applied Extrusion Technologies Inc., Series “B”, 10.75%, 07/01/11	395,000
550,000	Ethyl Corporation, 8.875%, 05/01/10	563,750
50,000	FMC Corporation, 10.25%, 11/01/09	57,000
250,000	FMC Corporation, 7.0%, 05/15/08	246,250
225,000	FMC Corporation, 7.75%, 07/01/11	228,375
425,000	Huntsman International LLC, 10.125%, 07/01/09	403,750

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
$400,000	ISP Chemco Inc., Series “B”, 10.25%, 07/01/11	$446,000
150,000	Lyondell Chemical Company, 9.5%, 12/15/08	138,750
25,000	Lyondell Chemical Company, Series “B”, 9.875%, 05/01/07	23,812
200,000	Millennium America Inc., 9.25%, 06/15/08	207,500
325,000	Millennium America Inc., 9.25%, 06/15/08	337,188
400,000	Noveon Inc., Series “B”, 11.0%, 02/28/11	452,000
75,000	OM Group Inc., 9.25%, 12/15/11	74,438
575,000	United Industries Corporation, Series “D”, 9.875%, 04/01/09	592,250

		4,427,313

Commercial Services—2.0%
175,000	Comforce Operating, Inc., Series “B”, 12.0%, 12/01/07	115,500
275,000	Iron Mountain Inc., 7.75%, 01/15/15	283,938
375,000	Iron Mountain, Inc., 8.625%, 04/01/13	399,375
175,000	Mail Well I Corporation, 9.625%, 03/15/12	189,875
255,000	Mail-Well Corporation, Series “B”, 8.75%, 12/15/08	249,900
625,000	World Color Press, Inc., 8.375%, 11/15/08	660,747

		1,899,335

Computers—1.0%
475,000	Seagate Technology, 8.0%, 05/15/09	523,688
50,000	Unisys Corporation, 7.875%, 04/01/08	52,000
325,000	Unisys Corporation, 8.125%, 06/01/06	352,625

		928,313

Cosmetics/ Personal Care—0.4%
375,000	AKI Inc., 10.5%, 07/01/08	393,750

Diversified Manufacturer—0.8%
175,000	Blount Inc., 7.0%, 06/15/05	171,500
68,000	Grey Wolf Inc., 8.875%, 07/01/07	69,360
525,000	TD Funding Corporation, 8.375%, 07/15/11	564,375

		805,235

Electric—3.5%
50,000	AES Corporation, 8.375%, 08/15/07	48,625
175,000	AES Corporation, 8.5%, 11/01/07	170,188
275,000	BRL Universal Equipment LP, 8.875%, 02/15/08	297,000
250,000	Calpine Corporation, 8.5%, 02/15/11	176,250
350,000	Calpine Corporation, 8.5%, 07/15/10	322,000
375,000	Calpine Corporation, 8.75%, 07/15/07	279,375
325,000	Edison Mission Energy, 10.0%, 08/15/08	286,000
700,000	Edison Mission Energy, 7.73%, 06/15/09	570,500
225,000	Edison Mission Energy, 9.875%, 04/15/11	192,375
75,000	Mirant Americas Generation LLC, 7.625%, 05/01/06(b)	59,438
575,000	Mirant Americas Generation LLC, 9.125%, 05/01/31(b)	454,250
125,000	Reliant Resources Inc., 9.25%, 07/15/10	113,125
450,000	Reliant Resources Inc., 9.5%, 07/15/13	405,000

		3,374,126

Electrical Components & Equipment—0.2%
325,000	Motors and Gears Inc., Series “D”, 10.75%, 11/15/06	247,000

Electronics—0.4%
225,000	Muzak Finance LLC, 10.0%, 02/15/09	235,125
125,000	Muzak LLC, 9.875%, 03/15/09	118,125

		353,250

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
Entertainment—1.0%
$250,000	Argosy Gaming Company, 10.75%, 06/01/09	$274,062
50,000	Argosy Gaming Company, 9.0%, 09/01/11	54,375
575,000	Horseshoe Gaming Holding Corporation, Series “B”, 8.625%, 05/15/09	615,969

		944,406

Environmental Control—1.5%
500,000	Allied Waste North America, Inc., Series “B”, 7.875%, 01/01/09	518,750
150,000	Allied Waste North America, Series “B”, 10.0%, 08/01/09	162,562
475,000	Allied Waste North America, Series “B”, 9.25%, 09/01/12	524,875

		1,206,187

Financial Services—1.2%
493,850	Airplane Pass Through Trust, Class “D”, 10.875%, 03/15/19(d)	9,877
375,000	Athena Neurosciences Finance LLC, 7.25%, 02/21/08	303,750
300,000	Ford Motor Credit Company, 7.25%, 10/25/11	313,080
125,000	General Motors Acceptance Corporation, 6.875%, 08/28/12	129,327
400,000	Huntsman Advanced Materials LLC, 11.0%, 07/15/10	416,000

		1,172,034

Food—2.2%
50,000	Ahold Finance USA Inc., 6.875%, 05/01/29	44,375
375,000	Ahold Finance USA Inc., 8.25%, 07/15/10	403,125
100,000	Del Monte Corporation, 8.625%, 12/15/12	109,250
325,000	Del Monte Corporation, Series “B”, 9.25%, 05/15/11	356,688
425,000	Doane Pet Care Company, 9.75%, 05/15/07	403,750
300,000	Dole Food Company Inc., 8.875%, 03/15/11	319,500
100,000	Fleming Cos Inc., 10.125%, 04/01/08(b)	16,500
425,000	Nash Finch Company, Series “B”, 8.5%, 05/01/08	401,625
42,136	Nutritional Sourcing Corporation, 10.125%, 08/01/09	31,181

		2,085,994

Forest Products & Paper—1.6%
425,000	Appleton Papers Inc., Series “B”, 12.5%, 12/15/08	463,250
450,000	Bowater Inc., 6.5%, 06/15/13	421,078
425,000	Buckeye Technologies Inc., 8.0%, 10/15/10	393,125
250,000	Buckeye Technologies Inc., 9.25%, 09/15/08	251,250

		1,528,703

Healthcare Products—1.5%
333,000	Advanced Medical Optics Inc., 9.25%, 07/15/10	364,635
375,000	Dade Behring Holdings Inc., 11.91%, 10/03/10	423,750
400,000	Medex Inc., 8.875%, 05/15/13	423,000
200,000	Sola International Inc., 6.875%, 03/15/08	192,250

		1,403,635

Healthcare Services—3.1%
200,000	Extendicare Health Services Inc., 9.5%, 07/01/10	217,000
650,000	IASIS Healthcare Corporation, 13.0%, 10/15/09	729,625
450,000	Insight Health Services Corporation, Series “B”, 9.875%, 11/01/11	475,875
200,000	Psychiatric Solutions Inc., 10.625%, 06/15/13	218,500
100,000	Tenet Healthcare Corporation, 6.5%, 06/01/12	95,500
225,000	Tenet Healthcare Corporation, 6.875%, 11/15/31	203,625
625,000	Triad Hospitals Inc., Series “B”, 8.75%, 05/01/09	679,688
375,000	Vanguard Health Systems Inc., 9.75%, 08/01/11	399,375

		3,019,188

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
Home Furnishings—1.0%
$231,000	Applica Inc., 10.0%, 07/31/08	$241,972
125,000	Fedders North America Inc., 9.375%, 08/15/07	115,000
75,000	Holmes Group Inc., Series “B”, 9.875%, 11/15/07	71,625
300,000	Sealy Mattress Company, Series “B”, 10.875%, 12/15/07	306,750
250,000	Sealy Mattress Company, Series “B”, 9.875%, 12/15/07	251,250

		986,597

Household Products—0.4%
300,000	Playtex Products Inc., 9.375%, 06/01/11	288,000
100,000	Remington Products Company, Series “D”, 11.0%, 5/15/06	101,750

		389,750

Iron/ Steel—0.1%
500,000	Republic Technologies International LLC, 13.75%, 07/15/09(b)	5,000

Leisure Time—0.3%
325,000	Icon Health & Fitness, 11.25%, 04/01/12	348,562

Lodging—6.6%
300,000	Ameristar Casinos Inc., 10.75%, 02/15/09	341,250
725,000	Coast Hotels & Casinos Inc., 9.5%, 04/01/09	773,938
350,000	Harrah’s Operating Co Inc., 8.0%, 02/01/11	414,576
375,000	Herbst Gaming Inc., Series “B”, 10.75%, 09/01/08	416,719
200,000	Hilton Hotels Corporation, 7.625%, 12/01/12	218,500
600,000	HMH Properties, Inc., Series “B”, 7.875%, 08/01/08	616,500
350,000	MGM Mirage Inc., 9.75%, 06/01/07	395,938
250,000	MGM Mirage, 8.375%, 02/01/11	275,000
400,000	Park Place Entertainment Corporation, 7.0%, 04/15/13	413,500
375,000	Park Place Entertainment Corporation, 7.875%, 03/15/10	401,250
50,000	Park Place Entertainment Corporation, 8.125%, 05/15/11	53,875
175,000	Park Place Entertainment Corporation, 8.875%, 09/15/08	193,812
200,000	Prime Hospitality Corporation, Series “B”, 8.375%, 05/01/12	197,000
425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 05/01/12	465,375
250,000	Station Casinos Inc., 9.875%, 07/01/10	276,562
400,000	Turning Stone Casino Resort Enterprise, 9.125%, 12/15/10	429,500
350,000	Venetian Casino Resort LLC, 11.0%, 06/15/10	399,000

		6,282,295

Machinery—0.9%
150,000	Case Corporation, 7.25%, 01/15/16	137,250
150,000	Case New Holland Inc., 9.25%, 08/01/11	161,250
125,000	NMHG Holding Company, 10.0%, 05/15/09	137,500
425,000	Terex Corporation, Series “B”, 10.375%, 04/01/11	476,000

		912,000

Machinery-Diversified—0.5%
425,000	Flowserve Corporation, 12.25%, 08/15/10	490,875

Mining—0.3%
250,000	Compass Minerals Group Inc., 10.0%, 08/15/11	277,500

Multimedia—1.0%
475,000	AOL Time Warner Inc., 7.625%, 04/15/31	539,921
400,000	Nextmedia Operating Inc., 10.75%, 07/01/11	448,000

		987,921

Office Furnishings—0.4%
250,000	Interface Inc., Series “B”, 9.5%, 11/15/05	228,750
175,000	Winsloew Furniture Inc., Series “B”, 12.75%, 08/15/07	126,875

		355,625

Office/ Business Equipment—0.4%
200,000	General Binding Corporation, 9.375%, 06/01/08	200,000
200,000	Xerox Corporation, 5.5%, 11/15/03	200,500

		400,500

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
Oil & Gas—4.1%
$600,000	Forest Oil Corporation, 8.0%, 12/15/11	$636,000
800,000	Magnum Hunter Resources Inc., 9.6%, 03/15/12	872,000
125,000	Pioneer Natural Resources Company, 9.625%, 04/01/10	155,625
425,000	Plains Exploration & Production Company, Series B, 8.75%, 07/01/12	454,750
135,000	Pride International, Inc., 9.375%, 05/01/07	139,050
325,000	Stone Energy Corporation, 8.25%, 12/15/11	344,500
325,000	Swift Energy Company, 10.25%, 08/01/09	351,812
150,000	Vintage Petroleum Inc., 7.875%, 05/15/11	155,625
275,000	Vintage Petroleum Inc., 9.75%, 06/30/09	292,875
50,000	Westport Resources Corporation, 8.25%, 11/01/11	54,625
450,000	Westport Resources Corporation, 8.25%, 11/01/11	491,625

		3,948,487

Oil & Gas Services—0.3%
250,000	Key Energy Services Inc., 6.375%, 05/01/13	249,375

Packaging & Containers—2.7%
425,000	Anchor Glass Container Corporation, 11.0%, 02/15/13	476,000
325,000	Berry Plastics Corporation, 10.75%, 07/15/12	362,375
600,000	Plastipak Holdings Inc., 10.75%, 09/01/11	657,000
225,000	Pliant Corporation, 11.125%, 09/01/09	241,875
350,000	Radnor Holdings Corporation, 11.0%, 03/15/10	295,750
475,000	Smurfit-Stone Container Corporation, 8.25%, 10/01/12	496,375
50,000	Tekni-Plex Inc., Series “B”, 12.75%, 06/15/10	49,000

		2,578,375

Pharmaceuticals—0.7%
200,000	aaiPharma Inc., 11.0%, 04/01/10	223,000
175,000	AdvancePCS, 8.5%, 04/01/08	191,625
250,000	Vicar Operating Inc., 9.875%, 12/01/09	277,500

		692,125

Pipelines—3.4%
750,000	Dynegy Holdings Inc., 7.125%, 05/15/18	566,250
300,000	Dynegy Holdings Inc., 7.625%, 10/15/26	226,500
725,000	EL Paso Corporation, 7.75%, 01/15/32	536,500
525,000	EL Paso Corporation, 7.8%, 08/01/31	388,500
250,000	Western Gas Resources Inc., 10.0%, 06/15/09	264,375
125,000	Williams Cos Inc., 7.625%, 07/15/19	116,250
750,000	Williams Cos Inc., 7.875%, 09/01/21	708,750
500,000	Williams Cos Inc., 8.75%, 03/15/32	493,750

		3,300,875

Printing & Publishing—0.3%
250,000	Dex Media East LLC, 9.875%, 11/15/09	283,125

Real Estate—0.3%
250,000	CBRE Escrow Inc., 9.75%, 05/15/10	270,625

REITS—1.2%
150,000	Felcor Lodging LP, 10.0%, 09/15/08	161,250
300,000	Felcor Lodging LP, 8.5%, 06/01/11	319,500
25,000	Host Marriott LP, Series “E”, 8.375%, 02/15/06	26,156
200,000	Host Marriott LP, Series “I”, 9.5%, 01/15/07	219,000
250,000	Meristar Hospitality Corporation, 9.125%, 01/15/11	262,500
200,000	MeriStar Hospitality Operating Partnership LP, 10.5%, 06/15/09	216,000

		1,204,406

Retail—5.6%
475,000	CKE Restaurants Inc., 9.125%, 05/01/09	477,375
250,000	Cole National Group, 8.625%, 08/15/07	246,250

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
$250,000	Cole National Group, 8.875%, 05/15/12	$245,000
200,000	Eye Care Centers of America, 9.125%, 05/01/08	197,000
575,000	Finlay Fine Jewelry, 8.375%, 05/01/08	592,250
510,000	Gap Inc., 10.55%, 12/15/08	613,275
625,000	Home Interiors & Gifts, Inc., 10.125%, 06/01/08	634,375
400,000	Jafra Cosmetics International Inc., 10.75%, 05/15/11	434,000
350,000	JC Penney Co Inc., 8.0%, 03/01/10	384,125
275,000	Leslie’s Poolmart, Series “B”, 10.375%, 07/15/08	275,000
100,000	Petro Stopping Centers LP, 10.5%, 02/01/07	100,500
125,000	Rite Aid Corporation, 11.25%, 07/01/08	140,000
100,000	Rite Aid Corporation, 6.125%, 12/15/08	93,000
325,000	Rite Aid Corporation, 7.125%, 01/15/07	329,062
175,000	Rite Aid Corporation, 7.625%, 04/15/05	179,375
125,000	Saks Inc., 7.375%, 02/15/19	125,000
150,000	Saks Inc., 7.5%, 12/01/10	160,500
100,000	Saks Inc., 9.875%, 10/01/11	118,000

		5,344,087

Savings & Loans—0.4%
300,000	Sovereign Bancorp Inc., 10.50%, 11/15/06	357,106

Telecommunications—12.5%
50,000	ACC Escrow Corporation, 10.0%, 08/01/11	53,750
325,000	Alamosa Delaware Inc., 13.625%, 08/15/11	315,250
375,000	Alamosa Holdings Inc., 0.0% to 02/15/05, 12.875% to maturity(c), 02/15/10	296,250
725,000	American Tower Corporation, 9.375%, 02/01/09	739,500
100,000	American Tower Escrow Corporation, Zero Coupon, 08/01/08	66,500
800,000	AT&T Corporation, 8.5%, 11/15/31	947,178
325,000	AT&T Wireless Services Inc., 8.125%, 05/01/12	385,880
725,000	AT&T Wireless Services Inc., 8.75%, 03/01/31	896,708
450,000	Centennial Communications Corporation, 10.125%, 06/15/13	463,500
490,000	Crown Castle International Corporation, 10.75%, 08/01/11	543,900
50,000	Crown Castle International Corporation, 9.0%, 05/15/11	51,625
325,000	Crown Castle International Corporation, 9.375%, 08/01/11	346,938
425,000	Dobson Communications Corporation, 10.875%, 07/01/10	463,250
325,000	Global Crossing Ltd., 6.0%, 10/15/03(b)	27,625
425,000	Insight Midwest LP, 9.75%, 10/01/09	428,187
1,100,000	Nextel Communications Inc., 7.375%, 08/01/15	1,111,000
425,000	Nextel Communications Inc., 9.375%, 11/15/09	461,125
350,000	Nextel Communications Inc., 9.95%, 02/15/08	367,938
425,000	Pegasus Satellite Communications Inc., 12.375%, 08/01/06	340,000
350,000	Qwest Communications International Inc., Series “B”, 7.5%, 11/01/08	336,000
375,000	Qwest Corporation, 8.875%, 03/15/12	416,250
50,000	Qwest Corporation, 8.875%, 06/01/31	52,250
125,000	QWEST Services Corporation, 13.0%, 12/15/07	140,000
768,000	Qwest Services Corporation, 14.0%, 12/15/14	923,520
550,000	SBA Communications Corporation, 10.25%, 02/01/09	495,000
325,000	Sprint Capital Corporation, 6.875%, 11/15/28	316,934
550,000	Sprint Capital Corporation, 8.75%, 03/15/32	653,528
100,000	TeleCorp PCS Inc., 10.625%, 07/15/10	118,421
250,000	UbiquiTel Operating Company, 0.0% to 04/15/05, 14.0% to maturity(c), 04/15/10	155,000
500,000	World Access Inc., 13.25%, 01/15/08(b)	22,500

		11,935,507

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Domestic Corporate Bonds (continued)
Television, Cable & Radio—6.9%
$100,000	Allbritton Communications Company, 7.75%, 12/15/12	$102,000
800,000	Charter Communications Holding Company LLC, 0.0% to 01/15/05, 11.75% to maturity(c), 01/15/10	564,000
150,000	Charter Communications Holding Company LLC, 0.0% to 01/15/06, 13.5% to maturity(c), 01/15/11	93,750
100,000	Charter Communications Holding Company LLC, 0.0% to 01/15/07, 12.125% to maturity(c), 01/15/12	51,500
500,000	Charter Communications Holding Company LLC, 0.0% to 05/15/04, 11.75% to maturity(c), 05/15/11	275,000
175,000	Charter Communications Holding Company LLC, 10.75%, 10/01/09	143,062
950,000	Charter Communications Holdings Capital Corporation, 10.0%, 05/15/11	724,375
50,000	Charter Communications Holdings, LLC, 8.625%, 04/01/09	38,250
500,000	CSC Holdings Inc., 10.5%, 05/15/16	550,000
100,000	CSC Holdings Inc., 9.875%, 04/01/23	103,000
300,000	DirecTV Holdings LLC, 8.375%, 03/15/13	338,250
525,000	Echostar DBS Corporation, 10.375%, 10/01/07	584,062
309,000	EchoStar DBS Corporation, 9.125%, 01/15/09	349,942
325,000	Echostar DBS Corporation, 9.375%, 02/01/09	346,531
325,000	LIN Television Corporation, 8.0%, 01/15/08	349,375
450,000	Lodgenet Entertainment Corporation, 9.5%, 06/15/13	477,000
375,000	Mediacom Broadband LLC, 11.0%, 07/15/13	394,688
275,000	Radio One Inc., Series “B”, 8.875%, 07/01/11	299,062
375,000	Susquehanna Media Company, 7.375%, 04/15/13	388,125
400,000	Young Broadcasting Inc., 10.0%, 03/01/11	424,000

		6,595,972

Transportation—0.4%
300,000	General Maritime Corporation, 10.0%, 03/15/13	335,250
500,000	Holt Group, 9.75%, 01/15/06(b)	15,000

		350,250

Total Domestic Corporate Bonds (cost $80,349,643)		80,995,952

Foreign Corporate Bonds—8.0%(a)
Chemicals—1.4%
625,000	Acetex Corporation, 10.875%, 08/01/09	692,188
425,000	Methanex Corporation, 8.75%, 08/15/12	456,875
225,000	Rhodia SA, 7.625%, 06/01/10	226,125

		1,375,188

Coal—0.2%
125,000	Luscar Coal Ltd., 9.75%, 10/15/11	142,500

Electric—1.4%
575,000	Avon Energy Partners Holdings, 6.46%, 03/04/08	488,750
225,000	Avon Energy Partners Holdings, 7.05%, 12/11/07	191,250
925,000	Calpine Canada Energy Finance LLC., 8.5%, 05/01/08	666,000

		1,346,000

Food—0.3%
275,000	Premier International Foods, PLC, 12.0%, 09/01/09	301,125

Forest Products & Paper—1.7%
275,000	Abitibi-Consolidated Inc., 8.85%, 08/01/30	286,939
450,000	Millar Western Forest, 9.875%, 05/15/08	468,000
425,000	Norske Skog Canada Ltd., Series “D”, 8.625%, 06/15/11	442,531
300,000	Tembec Industries Inc., 8.5%, 02/01/11	292,500
150,000	Tembec Industries Inc., 8.625%, 06/30/09	147,750

		1,637,720

Holding Companies—0.5%
410,000	MDP Acquisition, 9.625%, 10/01/12	448,950

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
September 30, 2003
(continued)

Principal
Amount		Value

Foreign Corporate Bonds (continued)
Lodging—0.5%
$425,000	Sun International Hotels Ltd., 8.875%, 08/15/11	$460,594

Multimedia—1.0%
950,000	Vivendi Universal SA, 6.25%, 07/15/08	978,500

Office/ Business Equipment—0.4%
375,000	Xerox Capital (Europe) Plc., 5.875%, 05/15/04	376,875

Printing & Publishing—0.4%
341,000	Yell Finance BV, 10.75%, 08/01/11	391,298

Telecommunications—0.2%
175,000	Global Crossing Holding Ltd., 9.625%, 05/15/08(b)	12,906
335,000	Telewest Communications PLC, 0.0% to 02/01/05, 11.375% to maturity(c), 02/01/10(b)	120,600
150,000	Telewest Communications, PLC, 0.0% to 04/15/04, 9.25% to maturity(c), 04/15/09(b)	58,500

		192,006

Total Foreign Corporate Bonds (cost $7,634,288)		7,650,756

Convertible Bonds—0.6%(a)
Electronics—0.1%
250,000	Sanmina-SCI Corporation, Zero Coupon Bond, 09/12/20	123,438

Pharmaceuticals—0.2%
250,000	Elan Finance Corporation Ltd, Zero Coupon Bond, 12/14/18	148,125

Telecommunications—0.3%
125,000	American Tower Corporation, 5.0%, 02/15/10	112,969
325,000	Avaya Inc., Zero Coupon Bond, 10/31/21	180,781

		293,750

Total Convertible Bonds (cost $446,493)		565,313

Shares		Value

Warrants, Common & Preferred Stocks—2.0%(a)
100	American Tower Corporation* 08/01/08 (Warrants)	$12,250
4,100	Cablevision Systems Corporation, Series “H”, 11.75% (Preferred Stock)	428,450
6,400	Cablevision Systems Corporation, Series “M”, 11.125% (Preferred Stock)	668,800
17,241	Indesco International Inc.* (Common Stock)(d)	68,964
2,082	Mattress Discounters Corporation* (Common Stock)(d)	18,742
6	NTL Europe Inc., Series “A”, 10.0% (Preferred Stock)	21
4,772	NTL Inc.* (Common Stock)	220,800
6,020	Spectrasite Inc.* (Common Stock)	185,115
375	Ubiquitel Inc.* 04/15/10 (Warrants)	5
5,576	UGC Europe Inc.* (Common Stock)	292,350

Total Warrants, Common & Preferred Stocks (cost $2,688,584)		1,895,497

Total Investment Portfolio excluding repurchase agreement (cost $91,119,008)		91,107,518

Repurchase Agreement—1.9%(a)
Repurchase Agreement with State Street Bank and Trust Company, dated September 30, 2003 @ 0.87% to be repurchased at $1,813,044 on October 1, 2003, collateralized by $1,330,000 United States Treasury Bonds, 8.125% due August 15, 2019, (market value $1,847,453 including interest) (cost $1,813,000)		1,813,000

Total Investment Portfolio (cost $92,932,008)(e), 97.3%(a)		92,920,518
Other Assets and Liabilities, net, 2.7%(a)		2,625,778

Net Assets, 100.0%		$95,546,296

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bond is in default.
(c)	Bonds reset to applicable coupon rate at a future date.
(d)	Securities are fair valued according to procedures adopted by the Board of Trustees.
(e)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized depreciation of $11,490 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,100,254 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,111,744.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
Statements of Assets And Liabilities
September 30, 2003

	Intermediate	High Yield
	Government Fund	Bond Fund

Assets

Investments, at market value (identified cost $52,307,766 and $91,119,008, respectively)	$52,710,616	$91,107,518
Repurchase agreement (identified cost $1,569,000 and $1,813,000, respectively)	1,569,000	1,813,000
Cash	56	588
Receivables:
Investments sold	—	691,241
Fund shares sold	87,005	111,316
Interest	372,170	2,111,931
Deferred state qualification expenses	12,472	13,112
Prepaid insurance	1,612	1,410

Total assets	$54,752,981	$95,850,116

Liabilities

Payables:
Investments purchased	$753,250	$—
Fund shares redeemed	499,952	136,545
Accrued management fee	10,408	41,144
Accrued distribution fee	17,530	38,996
Accrued shareholder servicing fee	21,147	26,304
Accrued fund accounting fee	12,450	15,900
Other accrued expenses	37,012	44,931

Total liabilities	1,351,749	303,820

Net assets, at market value	$53,401,232	$95,546,296

Net Assets

Net assets consist of:
Paid-in capital	$57,517,978	$106,894,999
Undistributed net investment income	157,377	961,950
Accumulated net realized loss	(4,676,973)	(12,299,163)
Net unrealized appreciation (depreciation) on investments	402,850	(11,490)

Net assets, at market value	$53,401,232	$95,546,296

Net assets, at market value
Class A shares	$31,827,936	$52,255,346
Class B shares	4,670,781	11,803,788
Class C shares	16,902,515	31,487,162

Total	$53,401,232	$95,546,296

Shares of beneficial interest outstanding
Class A shares	3,145,633	6,868,289
Class B shares	463,734	1,563,627
Class C shares	1,675,001	4,168,995

Total	5,284,368	12,600,911

Net Asset Value — offering and redemption price per share
Class A shares	$10.12	$7.61

Maximum offering price per share (100/96.25 of $10.12 and $7.61, respectively)	$10.51	$7.91

Class B shares	$10.07	$7.55

Class C shares	$10.09	$7.55

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
Statements of Operations
For the Fiscal Year Ended September 30, 2003

	Intermediate	High Yield
	Government Fund	Bond Fund

Investment Income

Income:
Interest	$1,941,374	$6,068,078
Expenses:
Management fee	300,732	412,265
Distribution fee (Class A)	90,120	96,569
Distribution fee (Class B)	32,508	67,105
Distribution fee (Class C)	112,082	173,562
Shareholder servicing fees	66,065	65,870
Professional fees	58,917	58,549
Fund accounting fee	50,271	61,654
State qualification expenses	46,560	53,690
Reports to shareholders	19,805	21,029
Trustees’ fees and expenses	13,984	13,984
Custodian fee	13,140	34,744
Federal registration expenses	1,209	4,415
Insurance	5,741	5,139
Other	1,162	1,185

Total expenses before waiver	812,296	1,069,760
Fees waived by Manager	(216,708)	(148,482)

Total expenses after waiver	595,588	921,278

Net investment income	1,345,786	5,146,800

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) from investment transactions	1,764,939	(756,525)
Net unrealized appreciation (depreciation) of investments during the fiscal year	(1,746,912)	8,986,015

Net gain on investments	18,027	8,229,490

Net increase in net assets resulting from operations	$1,363,813	$13,376,290

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
Statements of Changes in Net Assets

	For the Fiscal Years Ended

Intermediate Government Fund	September 30, 2003	September 30, 2002

Increase (decrease) in net assets:
Operations:
Net investment income	$1,345,786	$1,256,599
Net realized gain from investment transactions	1,764,939	527,444
Net unrealized appreciation (depreciation) of investments during the fiscal year	(1,746,912)	1,032,393

Net increase in net assets resulting from operations	1,363,813	2,816,436
Distributions to shareholders from:
Net investment income Class A shares, ($0.25 and $0.37 per share, respectively)	(900,955)	(953,212)
Net investment income Class B shares, ($0.21 and $0.34 per share, respectively)	(115,692)	(71,968)
Net investment income Class C shares, ($0.21 and $0.34 per share, respectively)	(391,143)	(193,173)

Net distributions to shareholders	(1,407,790)	(1,218,353)
Increase (decrease) in net assets from Fund share transactions	(3,308,903)	24,469,052

Increase (decrease) in net assets	(3,352,880)	26,067,135
Net assets, beginning of fiscal year	56,754,112	30,686,977

Net assets, end of fiscal year (including undistributed net investment income of $157,377 and $252,429, respectively)	$53,401,232	$56,754,112

	For the Fiscal Years Ended

High Yield Bond Fund	September 30, 2003	September 30, 2002

Increase in net assets:
Operations:
Net investment income	$5,146,800	$2,858,136
Net realized loss from investment transactions	(756,525)	(2,963,718)
Net unrealized appreciation of investments during the fiscal year	8,986,015	426,273

Net increase in net assets resulting from operations	13,376,290	320,691
Distributions to shareholders from:
Net investment income Class A shares, ($0.54 and $0.59 per share, respectively)	(2,824,114)	(1,787,647)
Net investment income Class B shares, ($0.51 and $0.55 per share, respectively)	(569,096)	(367,958)
Net investment income Class C shares, ($0.51 and $0.55 per share, respectively)	(1,453,940)	(677,482)

Net distributions to shareholders	(4,847,150)	(2,833,087)
Increase in net assets from Fund share transactions	49,723,821	7,928,916

Increase in net assets	58,252,961	5,416,520
Net assets, beginning of fiscal year	37,293,335	31,876,815

Net assets, end of fiscal year (including undistributed net investment income of $961,950 and $509,740, respectively)	$95,546,296	$37,293,335

The accompanying notes are an integral part of the financial statements.

Heritage Intermediate Government Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*

	For the Fiscal Years Ended
	September 30

	2003	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$10.10	$9.78	$9.19	$9.16	$9.70

Income from Investment Operations:
Net investment income	0.24	0.36	0.45	0.50	0.41
Net realized and unrealized gain (loss) on investments	0.03	0.33	0.60	0.06	(0.53)

Total from Investment Operations	0.27	0.69	1.05	0.56	(0.12)

Less Distributions:
Dividends from net investment income	(0.25)	(0.37)	(0.46)	(0.53)	(0.42)

Net asset value, end of fiscal year	$10.12	$10.10	$9.78	$9.19	$9.16

Total Return (%)(a)	2.72	7.27	11.76	5.92	(1.20)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	0.85	0.86	0.87	0.87	0.91
Without expenses waived (%)	1.21	1.42	1.56	1.47	1.84
Net investment income (loss) to average daily net assets (%)	2.38	3.75	4.77	5.32	4.40
Portfolio turnover rate (%)	202	106	123	107	124
Net assets, end of fiscal year ($ millions)	32	40	25	23	11

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class B Shares*

	For the Fiscal Years Ended
	September 30

	2003	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$10.06	$9.74	$9.15	$9.13	$9.67

Income from Investment Operations:
Net investment income	0.21	0.32	0.42	0.47	0.39
Net realized and unrealized gain (loss) on investments	0.01	0.34	0.60	0.05	(0.53)

Total from Investment Operations	0.22	0.66	1.02	0.52	(0.14)

Less Distributions:
Dividends from net investment income	(0.21)	(0.34)	(0.43)	(0.50)	(0.40)

Net asset value, end of fiscal year	$10.07	$10.06	$9.74	$9.15	$9.13

Total Return (%)(a)	2.27	6.98	11.46	5.47	(1.49)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.20	1.20	1.20	1.20	1.20
Without expenses waived (%)	1.56	1.76	1.89	1.80	2.13
Net investment income (loss) to average daily net assets (%)	2.03	3.32	4.26	5.00	4.15
Portfolio turnover rate (%)	202	106	123	107	124
Net assets, end of fiscal year ($ millions)	5	5	1	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class C Shares*

	For the Fiscal Years Ended
	September 30

	2003	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$10.08	$9.75	$9.17	$9.14	$9.67

Income from Investment Operations:
Net investment income	0.21	0.32	0.41	0.45	0.40
Net realized and unrealized gain (loss) on investments	0.01	0.35	0.60	0.08	(0.53)

Total from Investment Operations	0.22	0.67	1.01	0.53	(0.13)

Less Distributions:
Dividends from net investment income	(0.21)	(0.34)	(0.43)	(0.50)	(0.40)

Net asset value, end of fiscal year	$10.09	$10.08	$9.75	$9.17	$9.14

Total Return (%)(a)	2.27	7.08	11.32	5.58	(1.38)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.20	1.20	1.20	1.20	1.20
Without expenses waived (%)	1.56	1.76	1.89	1.80	2.13
Net investment income (loss) to average daily net assets (%)	2.03	3.33	4.34	4.98	4.11
Portfolio turnover rate (%)	202	106	123	107	124
Net assets, end of fiscal year ($ millions)	17	12	4	2	2

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares

	For the Fiscal Years Ended
	September 30

	2003*	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$6.64	$7.10	$7.87	$8.98	$9.77

Income from Investment Operations:
Net investment income	0.56	0.57	0.70	0.92	0.86
Net realized and unrealized gain (loss) on investments	0.95	(0.44)	(0.77)	(1.11)	(0.78)

Total from Investment Operations	1.51	0.13	(0.07)	(0.19)	0.08

Less Distributions:
Dividends from net investment income	(0.54)	(0.59)	(0.70)	(0.92)	(0.87)

Net asset value, end of fiscal year	$7.61	$6.64	$7.10	$7.87	$8.98

Total Return (%)(a)	23.70	1.68	(1.04)	(2.97)	0.66
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.10	1.12	1.13	1.18	1.18
Without expenses waived (%)	1.32	1.59	1.58	1.40	1.27
Net investment income (loss) to average daily net assets (%)	7.75	8.36	9.17	10.07	8.94
Portfolio turnover rate (%)	31	61	56	32	52
Net assets, end of fiscal year ($ millions)	52	23	20	25	34

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class B Shares

	For the Fiscal Years Ended
	September 30

	2003*	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$6.60	$7.06	$7.83	$8.94	$9.73

Income from Investment Operations:
Net investment income	0.52	0.54	0.65	0.86	0.81
Net realized and unrealized gain (loss) on investments	0.94	(0.45)	(0.76)	(1.10)	(0.78)

Total from Investment Operations	1.46	0.09	(0.11)	(0.24)	0.03

Less Distributions:
Dividends from net investment income	(0.51)	(0.55)	(0.66)	(0.87)	(0.82)

Net asset value, end of fiscal year	$7.55	$6.60	$7.06	$7.83	$8.94

Total Return (%)(a)	22.91	1.15	(1.55)	(3.50)	0.14
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.65	1.65	1.65	1.70	1.70
Without expenses waived (%)	1.87	2.12	2.10	1.92	1.79
Net investment income (loss) to average daily net assets (%)	7.19	7.83	8.60	9.56	8.40
Portfolio turnover rate (%)	31	61	56	32	52
Net assets, end of fiscal year ($ millions)	12	5	4	3	4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class C Shares

	For the Fiscal Years Ended
	September 30

	2003*	2002	2001	2000	1999

Net asset value, beginning of fiscal year	$6.60	$7.06	$7.83	$8.94	$9.73

Income from Investment Operations:
Net investment income	0.52	0.54	0.65	0.86	0.81
Net realized and unrealized gain (loss) on investments	0.94	(0.45)	(0.76)	(1.10)	(0.78)

Total from Investment Operations	1.46	0.09	(0.11)	(0.24)	0.03

Less Distributions:
Dividends from net investment income	(0.51)	(0.55)	(0.66)	(0.87)	(0.82)

Net asset value, end of fiscal year	$7.55	$6.60	$7.06	$7.83	$8.94

Total Return (%)(a)	22.90	1.15	(1.55)	(3.50)	0.14
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.65	1.65	1.65	1.70	1.70
Without expenses waived (%)	1.87	2.12	2.10	1.92	1.79
Net investment income (loss) to average daily net assets (%)	7.15	7.82	8.60	9.56	8.42
Portfolio turnover rate (%)	31	61	56	32	52
Net assets, end of fiscal year ($ millions)	31	9	8	8	13

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently offer Class A, Class B and Class C shares. Effective February 1, 2004, Class B shares will not be available for direct purchase. Class B shares will continue to be available through exchanges as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/ dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Heritage Income Trust
Notes to Financial Statements
(continued)

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses are allocated to each class of shares based upon their relative percentage of net assets. Other expenses of each Fund that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

Note 2:	Fund Shares. At September 30, 2003, there were an unlimited number of shares of beneficial interest of no par value authorized.

Intermediate Government Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	5,324,959	$53,583,748	339,371	$3,395,894	1,750,260	$17,567,042
Shares issued on reinvestment of distributions	74,407	746,651	9,638	96,318	36,452	364,917
Shares redeemed	(6,214,761)	(62,445,086)	(354,970)	(3,553,732)	(1,303,520)	(13,064,655)

Net increase (decrease)	(815,395)	$(8,114,687)	(5,961)	$(61,520)	483,192	$4,867,304

Shares outstanding:
Beginning of fiscal year	3,961,028		469,695		1,191,809

End of fiscal year	3,145,633		463,734		1,675,001

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,924,413	$28,848,567	431,184	$4,210,301	1,284,828	$12,609,451
Shares issued on reinvestment of distributions	75,540	733,519	6,732	65,226	17,355	168,488
Shares redeemed	(1,605,670)	(15,766,114)	(122,031)	(1,194,771)	(530,403)	(5,205,615)

Net increase	1,394,283	$13,815,972	315,885	$3,080,756	771,780	$7,572,324

Shares outstanding:
Beginning of fiscal year	2,566,745		153,810		420,029

End of fiscal year	3,961,028		469,695		1,191,809

Heritage Income Trust
Notes to Financial Statements
(continued)

High Yield Bond Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	5,685,812	$40,921,681	997,749	$7,128,504	3,548,345	$25,240,752
Shares issued on reinvestment of distributions	226,268	1,622,489	35,490	253,480	149,308	1,070,507
Shares redeemed	(2,483,331)	(17,955,811)	(237,971)	(1,688,469)	(951,300)	(6,869,312)

Net increase	3,428,749	$24,588,359	795,268	$5,693,515	2,746,353	$19,441,947

Shares outstanding:
Beginning of fiscal year	3,439,540		768,359		1,422,642

End of fiscal year	6,868,289		1,563,627		4,168,995

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,262,387	$8,776,004	352,297	$2,460,820	670,120	$4,658,478
Shares issued on reinvestment of distributions	153,281	1,068,403	21,193	146,903	65,989	457,464
Shares redeemed	(796,247)	(5,484,044)	(165,046)	(1,148,259)	(433,083)	(3,006,853)

Net increase	619,421	$4,360,363	208,444	$1,459,464	303,026	$2,109,089

Shares outstanding:
Beginning of fiscal year	2,820,119		559,915		1,119,616

End of fiscal year	3,439,540		768,359		1,422,642

Note 3:	Purchases and Sales of Securities. For the fiscal year ended September 30, 2003, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	U.S. Government Securities
	and U.S. Government-Sponsored Enterprises			Other

	Purchases	Sales	Paydowns	Purchases	Sales

Intermediate Government Fund	$115,066,876	$113,401,553	$3,563,840	—	—
High Yield Bond Fund	—	—	—	$67,224,162	$19,615,316

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Fund’s Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund’s average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on

Heritage Income Trust
Notes to Financial Statements
(continued)

the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. The Manager contractually agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2003 fiscal year as follows:

	Class A	Class B and C

Intermediate Government Fund	0.85%	1.20%
High Yield Bond Fund	1.10%	1.65%

Under this agreement, management fees of $216,708 were waived for the Intermediate Government Fund and management fees of $148,482 were waived in the High Yield Bond Fund for the fiscal year ended September 30, 2003. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2005, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $172,364 and $164,210 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2002 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2004.

The Manager entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 0.30% of the High Yield Bond Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For the fiscal year ended September 30, 2003, the Manager charged the Intermediate Government Fund $66,065 for Shareholder Servicing fees and $50,271 for Fund Accounting services. For the same period, the Manager charged the High Yield Bond Fund $65,870 for Shareholder Servicing fees and $61,654 for Fund Accounting services.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Trust that the Intermediate Government Fund generated $46,665 in front-end sales charges and $75,779 in contingent deferred sales charges for Class A shares, $31,094 in contingent deferred sales charges for Class B shares and $7,377 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2003. The High Yield Bond Fund received $179,674 in front-end sales charges for Class A shares, $30,866 in contingent deferred sales charges for Class B shares and $4,724 in contingent deferred sales charges for Class C shares for the fiscal year ended September 30, 2003. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to 0.25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee of up to 0.60% for the Intermediate Government Fund and up to 0.80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Heritage Income Trust
Notes to Financial Statements
(continued)

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Intermediate Government Fund

For the fiscal year ended September 30, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to market discounts, expirations of capital loss carryforwards and the utilization of earnings and profits on shareholder redemptions, the Fund decreased (debited) paid in capital $2,507,185 and undistributed net investment income $33,048, and increased (credited) accumulated net realized loss $2,540,233. As of September 30, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $4,666,833. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2009. During the current year the Fund utilized capital loss carryforwards of $1,764,761. In addition, capital loss carryforwards of $2,550,551 expired during the current year.

High Yield Bond Fund

For the fiscal year ended September 30, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to market discounts, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $152,560. As of September 30, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $11,456,553. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2011. In addition, from November 1, 2002 to September 30, 2003, the Fund incurred $842,610 of net realized capital losses (post October losses), which will be deferred and treated as arising on October 1, 2003 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended September 30, 2003 and 2002 were as follows:

	2003	2002
Intermediate Government Fund
Ordinary Income	$1,407,790	$1,218,353
Long-Term Capital Gains	$0	$0

	2003	2002
High Yield Bond Fund
Ordinary Income	$4,847,150	$2,833,087
Long-Term Capital Gains	$0	$0

Heritage Income Trust
Notes to Financial Statements
(continued)

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

	Intermediate	High Yield
	Government Fund	Bond Fund

Undistributed Ordinary Income	$157,377	$961,950
Capital Loss Carryforwards	$(4,666,833)	$(11,456,553)
Post October Losses	$0	$(842,610)
Tax Basis Net Unrealized Appreciation (Depreciation)	$392,710	$(11,490)

Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders of

  Heritage Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income Trust — Intermediate Government Fund and Heritage Income Trust — High Yield Bond Fund (constituting Heritage Income Trust, hereafter referred to as the “Trust”) at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, Florida
November 6, 2003

Heritage Income Trust

Trustees and Officers

				Number of
				Portfolios in
				Heritage Mutual
				Funds
		Term of Office*		Complex	Other
Name, Address	Position(s) Held	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past 5 years	by Trustee	Held by Trustee

Affiliated Trustees**
Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since inception in 1990	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle Asset Management, Inc. (“Eagle”) since 1984.	13	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (54)	President and Trustee	Since 2000 Since inception in 1990	Executive Vice President and Managing Director for Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000; President of Eagle, 1995 to 2000.	13	N/A

Independent Trustees
C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (63)	Trustee	Since inception in 1990	First Financial Advisors, LLC & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi-Financial Securities Corp. (broker-dealer), 1996 to 2001; V.P. of Financial Designs Ltd., 1996 to 1999.	13	N/A

Heritage Income Trust

Trustees and Officers

				Number of
				Portfolios in
				Heritage Mutual
				Funds
		Term of Office*		Complex	Other
Name, Address	Position(s) Held	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past 5 years	by Trustee	Held by Trustee

Independent Trustees (continued)
William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since 2003	Private financial consultant since September 2000; Board of Directors of Tribridge Consulting, Inc. (business consulting services) since 2000; Board of Trustees, St. Joseph’s-Baptist Health Care since 2000; Advisory Board, Bisk Publishing, Inc. (distance learning provider) since 2000; Managing Partner, Central Florida of Arthur Andersen LLP, 1987 to 2000; Managing Partner, Florida Audit and Business Advisory Services of Arthur Andersen, 1997 to 2000.	13	Sykes Enterprises, Incorporated (inbound call systems ).

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (60)	Trustee	Since inception in 1990	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Trustee and Chairman of the Board, Tampa Museum of Art.	13	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (64)	Trustee	Since inception in 1990	Chief Executive Officer of Evare LLC (information services); Chairman Emeritus of CCC Information Services, Inc.; Executive in Residence, University of North Carolina — Wilmington, 2000 to 2003	13	N/A

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (70)	Trustee	Since inception in 1990	Private Investor since 1988.	13	Mill Creek Bank

Heritage Income Trust

Trustees and Officers

Number of
Portfolios in
Heritage Mutual
Funds
		Term of Office*		Complex	Other
Name, Address	Position(s) Held	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past 5 years	by Trustee	Held by Trustee

Independent Trustees (continued)
Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (53)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1998; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, 1999-2000; Advisory Board Member, Center for Global Studies, Pennsylvania State University, 1996-1999.	13	N/A

Officers
K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (44)	Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage, since 2000; Senior Vice President — Operations and Administration of Heritage, 1998 to 2000; Vice President — Operations and Administration of Heritage, 1993 to 1998.	N/A	N/A

H. Peter Wallace 880 Carillon Parkway St. Petersburg, FL 33716 (57)	Senior Vice President	Since 1993	Senior Vice President and Director Fixed Income Investments of Heritage since 1993.	N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (36)	Treasurer	Since 2003	Treasurer and Vice President — Finance of Heritage since 2003; Vice President — Fund Accounting of Heritage, 1996 to 2003.	N/A	N/A

Clifford J. Alexander 1800 Massachusetts Ave. Washington, DC 20036 (60)	Secretary	Since inception in 1990	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Heritage Income Trust

Trustees and Officers

Number of
Portfolios in
Heritage Mutual
Funds
		Term of Office*		Complex	Other
Name, Address	Position(s) Held	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past 5 years	by Trustee	Held by Trustee

Officers (continued)
Robert J. Zutz 1800 Massachusetts Ave. Washington, DC 20036 (50)	Assistant Secretary	Since inception in 1990	Partner, Kirkpatrick & Lockhart LLP (law firm).	N/A	N/A

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (37)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, 1997 to 2000.	N/A	N/A

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request, by calling (800) 421-4184.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

HERITAGE FAMILY OF FUNDSTM
The Intelligent Creation of Wealth

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Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 — (800) 421-4184
www.heritagefunds.com

Not FDIC Insured — May Lose Value — No Bank Guarantee

We are pleased that many of you are also investors in Heritage Family of Funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

09/03 Copyright 2003 Heritage Asset Management, Inc.

Item 2. Code of Ethics

As of the end of the period September 30, 2003, Heritage Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Income Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to registrant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable to the registrant.

Item 8. [Reserved]

Item 9. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Income Trust have concluded that such disclosure controls and procedures are effective as of December 2, 2003.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Income Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 10. Exhibits

(a)(1)   Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(b)      The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE INCOME TRUST
Date: December 2, 2003

/s/ K.C. Clark K.C. Clark Executive Vice President and Principal Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 2, 2003

/s/ K.C. Clark K.C. Clark Executive Vice President and Principal Executive Officer

Date: December 2, 2003

/s/ Andrea N. Mullins Andrea N. Mullins Treasurer